INVESTOR DAY April 9th, 2026

Cautionary Notice: In addition to statements of historical fact, this presentation contains forward-looking statements within the meaning of the federal securities laws and is intended to receive the protections of such laws. All statements, other than historical facts, included or incorporated in this presentation could be deemed forward-looking statements, particularly statements that reflect our expectations or beliefs of Daktronics, Inc. (the “Company,” “Daktronics,” “we,” or “us”) concerning future events or our future financial performance. You are cautioned not to place undue reliance on forward-looking statements, which are often characterized by discussions of strategy, plans, or intentions or by the use of words such as “may,” “would,” “could,” “should,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend,” “plan”, ”forecast,” “project,” “predict,” “potential,” “continue,” or “intend,” the negative or other variants of such terms, or other comparable terminology. The Company cautions that these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations as a result of various factors, including, but not limited to, changes in economic and market conditions, management of growth, timing and magnitude of future contracts, orders, and capital investment projects, fluctuations in margins, the introduction of new products and technology, the impact of adverse weather conditions, increased regulation, the imposition of tariffs, trade wars, the availability and costs of raw materials, components, and shipping services, geopolitical and governmental actions, expansion into new geographical markets, the Company’s recent leadership transition, transformation initiatives, future strategy, and other risks, trends, and uncertainties described more fully in the Company’s Annual Report on Form 10-K for its 2025 fiscal year (the “Form 10-K”) and in other reports filed with or furnished to the U.S. Securities and Exchange Commission (the "SEC") by the Company. You should carefully consider the trends, risks, and uncertainties described in this presentation, the Form 10-K, and other reports filed with or furnished to the SEC by the Company before making any investment decision with respect to our securities. If any of these trends, risks, or uncertainties continues or occurs, our business, financial condition, or operating results could be materially and adversely affected, the trading prices of our securities could decline, and you could lose part or all of your investment. Forward-looking statements are made in the context of information available as of the date of this presentation and are based on our current expectations, forecasts, estimates, and assumptions. The Company undertakes no obligation to update or revise such statements to reflect circumstances or events occurring after this presentation except as may be required by applicable law. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement. Safe harbor statement 1

Agenda

08:00am	**Registration & breakfast**		
	Investor relations housekeeping		
	Introductory remarks	Andrew Siegel	Chairman of the Board
	Corporate strategy	Ramesh Jayaraman	President & Chief Executive Officer
09:00am	**Business unit strategy**		
	Commercial, high schools, park & rec.	Jeremy Johnson	VP, Commercial, High Schools, Park & Rec.
	Live events & spectaculars	Jay Parker &	VP, Live Events & Spectaculars
		Jody Kress	VP, Project Realization
	Transportation	Spencer Degen	VP, Transportation
	International	Judd Guthmiller	VP, International
	Services	Sarah Rose	VP, Global Services
	Q&A		
10:45am	**Break**		
	Manufacturing network	Matt Kurtenbach	VP, Manufacturing
	Innovation	Brett Wendler	VP, Design & Development
	Financial summary & outlook	Howard Atkins	Acting CFO & Chief Transformation Officer
	Summary	Ramesh Jayaraman	President & Chief Executive Officer
	Q&A	All Presenters	
12:00pm	**Lunch**		

2

INTRODUCTION Andrew Siegel | Chairman of the Board

4 Daktronics Stock Price History [USD, month & calendar year] Source: NASDAQ.com

CORPORATE STRATEGY Ramesh Jayaraman | President and CEO

6 Video

CORPORATE STRATEGY Ramesh Jayaraman | President and CEO

We are everywhere 8

Daktronics at a glance

DAKTRONICS drives visual storytelling and experiences that inform, entertain, and connect communities worldwide

KEY METRICS

$803M	5.6%	2,500+	40,000+
Q4FY25 – Q3FY26 Net sales	Q4FY25 – Q3FY26 Op. Margin	Employees	Video installations worldwide


International
10%
Commercial
23%
Transportation
9%
High school Park and Recreation
22%
37%
Live events
Q4FY25 – Q3FY26 Net Sales


Aftermarket Services & software
11%
Q4FY25 – Q3FY26 Net Sales
89%
Product & installation


CENEX
Commercial


Live Events


FAIRBORN SKYHAWKS
High School Park & Rec


TRAVEL TIME TO
Downtown 7 MIN
375 20 MIN
Transportation


KONA
International

9

Full lifecycle provider Repeat customer lifecycle Service & support Repair & replace Manufacturing Solution design Software control & configuration Installation & commissioning Product & software engineering Aftermarket servicesProject delivery 10

Global footprint Brookings, SD1 Sioux Falls, SD Redwood Falls, MN Shanghai, China Saltillo, Mexico 2 Ennistymon, Ireland France Spain Belgium Germany United Arab Emirates Saudi Arabia Singapore Australia Japan Macao UK Headquarters Manufacturing plants Sales/operations 1) Headquarters & plant Canada 6 Manufacturing sites 100+ Countries with video installations Country with video installation 2) Scheduled to go live in FY 2027 11

Today’s presenters Ramesh Jayaraman President & Chief Executive Officer Daktronics Industry <1 Yr 25 Yrs Howard Atkins Acting Chief Financial Officer & Chief Transformation Officer Daktronics Industry 3 Yrs 41 Yrs Brett Wendler Vice President Design and Development Daktronics Industry 33 Yrs 33 Yrs Jay Parker Vice President Live Events & Spectaculars Daktronics Industry 31 Yrs 39 Yrs Jeremy Johnson Vice President, Commercial High Schools, Park & Rec Daktronics Industry 30 Yrs 30 Yrs Sarah Rose Vice President Global Services Daktronics Industry 28 Yrs 28 Yrs Judd Guthmiller Vice President International Daktronics Industry 24 Yrs 24 Yrs Matt Kurtenbach Vice President Manufacturing Daktronics Industry 35 Yrs 35 Yrs Jody Kress Vice President Project Realization Daktronics Industry 30 Yrs 33 Yrs Spencer Degen Vice President Transportation Daktronics Industry 27 Yrs 27 Yrs 12

Growth journey Deliver 3-Year Plan 13

3-year plan strategic pillars Organic growth in core 1. Growth 1A New market vertical expansion1B Software & services innovation and commercialization 1C International growth1D Advanced factory automation 2. Operational excellence 2A Lean deployment2B Manufacturing network optimization2C Integrated strategic sourcing2D 14

Accelerated organic growth 2024 2025 2026 2027 2028 2029 2030 2.9 3.0 3.3 3.5 3.8 4.1 4.4 CAGR: +7.4% LE+S HSPR & Commercial Transportation New Verticals CY2024-CY2030 US/CAN LED display products and services addressable market [USD bn, nominal] CAGR '24-'30 ➨ ➨ ➨ ➨ ➨ ➨ ➨ ➨ ➨ ➨ Positive impact Neutral impact Volume impactTrends 1. Digital conversion wave 2. Bigger is better 4. LED display cost reduction 3. Higher screen resolution trend Value impact 1A 7.0% 6.9% 9.0% 8.0% 15

Secular trends 1A Professional sports Miami Heat Watertown, SD Youth sports Auburn University College sports Video & fixed digit Bigger scale High complexity154 pro teams 1,316 athletic programs 30,000+ high schools 16

1B

New market verticals

CY2025 US/CAN LED display products and services market, existing vs. new verticals [%]



New verticals
~20%
CY 2025
~80%
Existing verticals

Highlights

- ~20% of addressable verticals anchored in indoor high-resolution video solutions
- Historically, Daktronics has opportunistically served these vertical markets
- Going forward, it will be a target focus

17

Software & services innovation & commercialization Relative profitability of products, services, and software 1C Relative value Professional services Technical services Increasing margins Original equipment Software & service attachment 18

Focus on high growth regions & segments Expand regionally tailored offerings Establish new partnerships International growth 19 1D

Operational excellence 2A. Advanced factory automation Unlock industry- leading commercial performance through automation 2B. Lean deployment Drive continuous improvement and operational efficiency 2C. Manufacturing network optimization Economies of scale and localization of core manufacturing capabilities 2D. Integrated strategic sourcing Maximize value with end-to-end management of direct and indirect procurement 2 20

Value creation roadmap

Strategic theme	Revenue growth CAGR	Margin improvement
1A Accelerate organic growth in core	~~+HSD%~~ Growth in line with underlying markets	+LSD
1B Expand to new vertical markets	+LSD	+LSD
1C Software & services innovation and commercialization	+LSD	+LSD
1D International growth	+LSD	+LSD
2 Operational excellence	---	+LSD
Total	+HSD-LDD	+MSD

21

Growth journey Grow beyond core 22

Capital deployment priorities Continued organic investments Inorganic growth expansion Return excess capital to shareholders 1 2 3 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 82 97 134 132 128 137 150 144 Cash and cash equivalents [USD m] 23

Inorganic growth levers Clear criteria for identifying targets to shape the portfolio Industry screening criteria Target company criteria Product portfolio expansion Geographic expansion Vertical market expansion Industrial logic Financially accretive Operational synergies 24

In summary Daktronics is the market leader in large-format LED displays and will continue to lead with customer-centric solutions Growth is underpinned by participation in large, attractive end markets benefiting from long-term secular demand drivers Concrete plans in place to achieve organic growth and profitability goals Optimization of the Daktronics operating model to reduce costs to serve our customers without compromising quality Industry leadership Attractive end markets Growth initiatives Operational excellence Capital deployment Disciplined use of capital to achieve organic and inorganic goals 25

Revenue growth | 7-10% CAGR » Value-based pricing » Revenue mix diversification » New products/software solutions Operating margin|10-12% » Structural cost reduction across supply chain » High value investment in hardware and software development ROIC | 17-20% Tracking to target FY2025 FY2028 Disciplined growth, expanding margins, improving returns 26

Agenda

08:00am	**Registration & breakfast**		
	Investor relations housekeeping		
	Introductory remarks	Andrew Siegel	Chairman of the Board
	Corporate strategy	Ramesh Jayaraman	President & Chief Executive Officer
09:00am	**Business unit strategy**		
	Commercial, high schools, park & rec.	Jeremy Johnson	VP, Commercial, High Schools, Park & Rec.
	Live events & spectaculars	Jay Parker &	VP, Live Events & Spectaculars
		Jody Kress	VP, Project Realization
	Transportation	Spencer Degen	VP, Transportation
	International	Judd Guthmiller	VP, International
	Services	Sarah Rose	VP, Global Services
	Q&A		
10:45am	**Break**		
	Manufacturing network	Matt Kurtenbach	VP, Manufacturing
	Innovation	Brett Wendler	VP, Design & Development
	Financial summary & outlook	Howard Atkins	Acting CFO & Chief Transformation Officer
	Summary	Ramesh Jayaraman	President & Chief Executive Officer
	Q&A	All Presenters	
12:00pm	**Lunch**		

27

Jeremy Johnson | Vice President Commercial, High Schools, Park & Rec COMMERCIAL, HIGH SCHOOLS, PARK & REC

29 Video

Jeremy Johnson | Vice President Commercial, High Schools, Park & Rec COMMERCIAL, HIGH SCHOOLS, PARK & REC

Commercial Digital Out of Home On-Premise Spectaculars* *Managed by Live Events 31

On-Premise 32

Channel sale through sign companies (500+) Primary verticals • Convenience stores • Auto dealers • Banks • Car washes • Churches • QSRs • Healthcare • and many, many more … Customer model 33

Project or Customer Name Installation Location Sales strategy • Regional sales team with extensive local market knowledge and expertise • Support partners with tools, training, and sales enablement • Generate demand and leads for partners 34

Project or Customer Name Installation Location • Product durability • Ease of installation • Fast, frictionless service response • Software that simplifies ownership – best in class Daktronics differentiators 35

Project or Customer Name Installation Location How differentiators drive success • With channel partners, it’s all about loyalty; earned through high value relationships • End customers value the simplicity and strength of our control systems 36

Digital out of home 37

Project or Customer Name Installation Location • Billboard operators (large & independent) • Roadside and indoor transit applications • Solved the “capacity problem” for OOH operators Customer model 38

Project or Customer Name Installation Location • Long-term relationships with billboard operators • Replacement-driven sales model Sales strategy 39

Project or Customer Name Installation Location • Superior image quality over long lifecycles • Durability and responsive service at scale Daktronics differentiators Bleed photo 40

• Optimizes OOH operator investment over the life of the asset • Enables value pricing and higher replacement rates • Creates predictable, replacement-driven demand How differentiators drive success 41

High schools | Park & recreation 42

Project or Customer Name Installation Location • K-12 public and private schools • Community colleges and technical schools • Municipal and community facilities • Parks and recreation Customer model 43

Project or Customer Name Installation Location • Field sales teams deeply embedded in education market and fabric of communities • Our teams are well known within the schools they serve • 32,000 schools with 128,000 sport venues Sales strategy 44

• Field sales expertise • Same systems and quality as the pros • DakClassroom curriculum + Crew Connect • Daktronics Sports Marketing Daktronics differentiators 45

• School pride and recruitment • Student development and career pathways • Sponsorship-driven revenue model How differentiators drive success 46

0.1 (12%) 0.5 (57%) 0.3 (31%) Total 0.9 Unaddressed TAM Other players Daktronics market share Highlights » Daktronics has 31% share in within these BUs, driven primarily by it’s market share in HSPR » By segment, Daktronics has the strongest share in the HSPR market with 40-50% share Daktronics has a 31% market share in the Commercial and HSPR business, with a notably higher market share (48%) in HSPR Segment Daktronics share1) OOH On-Premise 19% 34% HSPR 48% 1) Uses CY2024 SAM against FY2025 revenue ~800 SAM Each market segment is served by 3-4 primary competitors and 5-10 secondary, with some overlapping across segments. FY25 US/CAN Daktronics Commercial/HSPR market share [USD bn, %] 47

2024 2025 2026 2027 2028 2029 2030 0.9 0.9 1.0 1.1 1.2 1.3 1.4 CAGR: +7.4% Unadressed TAM OOH On-Prem HSPR CAGR '24-'30 7.2% 6.7% 6.9% Daktronics Commercial and High School Parks & Rec (HSPR) business serves USD 1 bn market that is growing at 8.0% CAGR USD bn, Nominal 8.1% Volume impactTrends Value impact Youth sports surge ➨ ➨ Digital conversion wave ➨ ➨ LED display cost reduction ➨ ➨ Improved LED technology ➨ ➨ CY2024-CY2030 US/CAN Commercial and HSPR LED display market 48

Three strategic pillars will be core to growth for the Commercial and HSPR business units +HSD%Accelerate organic growth in core Grow software share of business Grow high-margin services business DriversMedium-term CAGRStrategic theme » Increasing spend in HSPR and On-Premise +LSD +LSD » Feature development to drive adoption of paid services » Value pricing for professional and break fix services Total +HSD Growth in-line with underlying markets 49

Key takeaways We create loyalty with sign companies by being consistent in quality & support Our OOH displays provide the best ROI for our customers Our value proposition story for high school customers cannot be replicated 50

Jay Parker | VP LE & Spectaculars • Jody Kress | VP Project Realization LIVE EVENTS & SPECTACULARS

52 Video

Jay Parker | VP LE & Spectaculars • Jody Kress | VP Project Realization LIVE EVENTS & SPECTACULARS

Live Events customer model • 154 professional sports teams • 1,316 college athletic programs • 400 minor league facilities • Convention centers, amusement/theme parks 54

Sales strategy • Experienced and aggressive sales team • Relationship depth • Product quality and reliability • Best-in-class service • Trustworthy 55

Daktronics differentiators People "Honest, helpful, humble" are our values. We take pride in relationships that last a lifetime. Products As a single-source provider, we provide cutting-edge technology and the highest quality components to make world-class products. Services We deliver efficient control systems that streamline production, with integrated services spanning design-build through creative animation. 56

• Value-based pricing • Repeat business across venue lifecycles • Cross-sell opportunities • Win rate, market share How differentiators drive success 57

Market share Major League Sports Next highest competitor = 11% 53% Minor League Baseball Next highest competitor = 6% 57% College Sports (DI) Next highest competitor = 6% 69% 58

59 Commanders 28’ x 95’ (Qty: 2) Seahawks 40’ x 70’ Jets/Giants 30’ x 118’ (Qty: 4) Chiefs 35’ x 149’ Bengals 36’ x 130’ (Qty: 2) Steelers 41’ x 124’ Bears 40’ x 129’ (Qty: 2) Eagles 27’ x 192’ Colts 53’ x 97’ (Qty: 2) Dolphins 49’ x 112’ (Qty: 4) Bills 34’ x 164’ (Qty: 2) Lions 40’ x 152’ (Qty: 2) Browns 40’ x 191’ (Qty: 2) Ravens 36’ x 200’ (Qty: 2) Vikings 67’ x 120’ Titans 54’ x 157’ (Qty: 2) Cardinals 54’ x 164’ Buccaneers 60’ x 160’ (Qty: 2) Falcons Circumference: 58’ x 1,075’ Rams/Chargers Double-sided Patriots 60’ x 370’ Jaguars 60’ x 362’ (Qty: 2) 49ers 66’ x 250’ (Qty: 2) Broncos 72’ x 225’ Texans 53’ x 277’ (Qty: 2) Saints 38’ x 333’ (Qty: 2) Raiders 49’ x 254’ Cowboys 72’ x 160’ (Qty: 2) Panthers 55’ x 198’ (Qty: 2) Packers 48’ x 220’ (Qty: 2) NFL Display Size Comparison This chart depicts each National Football League Stadium’s main/largest video display from smallest to largest. Blue Displays represent Daktronics product installations.

60 1. University of Illinois 69’ x 250’ This chart depicts each school’s main video display from smallest to largest. Blue Displays represent Daktronics product installations. College Football (FBS) Display Size Comparison 2. Auburn University 56’ x 190’ 3. Purdue University 56’ x 150’ 5. University of Michigan 54’ x 151’ 6. University of Wisconsin 48’ x 195’ 7. University of Utah 64’ x 122’ 4. University of Oregon 46’ x 180’ 8. University of Oklahoma 47’ x 167’ 9. Mississippi State University 54’ x 144’ 10. Texas A&M University 47’ x 163’

2026 MLB success – 5 for 5! 61

Spectaculars Primary applications/markets • Times Square, Las Vegas, Los Angeles and other major city centers • Sportsbooks and gaming • Digital OOH media companies • Retail/corporate/hospitality • Iconic/experiential displays • Cruise ships • Malls 62

3 cities, one standard: Daktronics New York City Los Angeles Las Vegas 63

Daktronics lights up Times Square Barclays McDonald’s Big Outdoor Chelsea Pier Brookfield - CVS Krispy Kreme The Cube Building Jacob Javits Center 64

Daktronics lights up Times Square Brill RooftopHotel Eventi 1560 Broadway 1592 Broadway 1540 Broadway Outfront Media 47th & Broadway 1500 Broadway 65

Prudential Financial Macy’s Steve Madden 9 Times Square Chase Bank 1567 Broadway LG H&M Daktronics lights up times square 66

Wharton Properties Swarovski 1500 Broadway Midtown Financial Bowtie Building Madison Square Garden Notable NY Sports Installs • New York Yankees • Brooklyn Nets • New York Islanders • New York Red Bulls • Madison Square Garden Daktronics lights up Times Square 67

Sales influencers • DOOH developers • Branding Agencies • Architects, engineers and consultants • Retail brands • Real estate developers 68

Sales strategy • Complex Projects • ROI Focus • Similar LED technology, • Engagement and revenue generation still important • Heavy with consultants • Control systems and sales channels can vary 69

Vertical market expansion • Current focus • Government • Military • Civilian Control Center • Pulled into other market verticals • Education • Corporate • Hospitality • Building a partner centric sales channel 70

• Trade Agreement Act • Value Daktronics design and U.S. manufacturing and assembly • Chip-on-Board solutions built for indoor • Superior video processing • Growth through partner training, service, and sales support Vertical expansion 71

Market success 72

Daktronics has a 38% market share in the Live Events and Spectaculars market, with a 57% share in the Live Events segment and 11% in Spectaculars 0.1 (15%) 0.4 (47%) 0.4 (38%) Total 0.9 Unaddresed TAM Other players Daktronics market share Highlights » Daktronics has a leadership position in Live Events, with an overall 57% market share » Within the Spectaculars business Daktronics maintains a 11% share with growing sales through AV integrators Segment Daktronics share1) Live Events Spectaculars 57% 11% ~0.8 SAM FY25 US/CAN Daktronics Live Events and Spectaculars market share [USD bn, %] 73 1) Uses CY2024 SAM against FY2025 revenue

The Live Events and Spectaculars market is expected to grow from base of ~ USD 1.0 bn at a 6.9% CAGR through 2030 2024 2025 2026 2027 2028 2029 2030 0.9 1.0 1.1 1.1 1.2 1.3 1.4 CAGR: +6.9% Unaddressed TAM Other Live Events Spectaculars Pro Sports Collegiate Sports 7.5% 7.0% 6.2% 7.0% CAGR '24-'30 Volume impactTrends Digital conversion wave ➨ ➨ Fan experience investments ➨ ➨ Revenue sharing ➨ Improved LED technology ➨ ➨ Value impact ➨ USD bn, Nominal 7.0% CY2024-CY2030 US/CAN Live Events and Spectaculars LED display market 74

Full lifecycle provider Solution design Software control & configuration Installation & commissioning Project delivery 76

Proven execution 77

Why this matters Ensures strong execution on high-profile projects Protects profit margin Expands value proposition Proven execution earns customer trust 78

Three strategic pillars will be core to growth for the Live Events and Spectaculars business unit +HSD%Accelerate organic growth in core Grow software share of business Grow high-margin services business DriversMedium-term CAGRStrategic theme » Increasing display sizes & spend within Live Events +LSD +LSD » Camino 8 upgrades » Increased service parts and labor pricing Total +HSD Growth in-line with underlying markets 79

Key takeaways • Leader in Live Events space • Execution is the advantage • Full-lifecycle delivery others can’t match • Growth comes from software + services • Expanding inside existing venues 80

TRANSPORTATION Spencer Degen | Vice President Transportation

82 Video

TRANSPORTATION Spencer Degen | Vice President Transportation

Enhancing communication, safety & efficiency Intelligent Transportation Systems (ITS) Aviation Public Transit Parking 84

Intelligent Transportation Systems 85

Project or Customer Name Installation Location ITS customer model • Departments of Transportation, toll authorities, local traffic authorities • 80% through resellers - electrical contractors • 20% direct - DOT’s owner furnish into project bids 86

• U.S. manufacturer – BABA compliant • Market leader trusted by architects, consultants and engineers • Influence specifications years before bids • Pre-bid work creates advantage at bid time • Ruggedized products for harsh environments Daktronics differentiators 87

DOT / end user • Quality, reliability • Superior service • Technology leadership • Long-term partner Contractor • Steadfast project support • Predictability and on-time delivery • Flawless first-time fire-up How differentiators drive success 88

Suburban to urban 89

• Public and private transit operators – bus, rail • 50% through resellers - integrators, electrical/signal contractors • 50% direct – owner install or furnish into construction bids Public Transit customer model 90

• US manufacturer – Buy American Act Compliant • Ruggedized products for harsh environments • Market trend LCD – LED • Repeat purchasing once specified Daktronics differentiators 91

Aviation 92

Project or Customer Name Installation Location Customer model • Airports • Advertising concessions • Airlines • Retail, F&B • 50% Direct • 50% Integrator/Reseller 93

• First to market with chip-on-board indoor technology • Strong brand reputation • Early-stage positioning – supporting AECs • Manufacturer, not broker Daktronics differentiators 94

Project or Customer Name Installation Location • Quality control and reliability drive customer confidence • Control of manufacturing schedule supports project schedule • Solutions are high value How differentiators drives success 95

0.3 (78%) 0.1 (22%) Total 0.4 Other players Daktronics market share Daktronics has a 22% market share in the Transportation business, driven by a 40 - 45% market share in Intelligent Transportation Systems (ITS) Highlights » Daktronics plays across all four market segments » ITS and Aviation are the two biggest revenue streams, respectively Segment ITS Aviation Public Transport Parking FY25 US/CAN Daktronics Transportation market share [USD bn, %] 96 1) Uses CY2024 TAM against FY2025 revenue

2024 2025 2026 2027 2028 2029 2030 0.4 0.4 0.4 0.5 0.5 0.6 0.6 CAGR: +9.0% Parking Public Transport Airports ITS 8.1% 9.0% 9.6% Daktronics Transportation business serves a market of ~USD 400 m with growth of 9.0% CAGR anticipated through 2030 8.5% CAGR '25-'30 Volume impactTrends Integrator/ consultant influence ➨ ➨ Improved LED technology ➨ ➨ Smart city growth ➨ Infrastructure investment ➨ ➨ Value impact ➨ USD bn, Nominal CY2024-CY2030 US/CAN Transportation LED display market 97

Three strategic pillars will be core to growth for the Transportation business unit +HSD%Accelerate organic growth in core Expand into high growth regions Expand into high growth segments DriversMedium-term CAGRStrategic theme » Next generation products +HSD +HSD » Product-market alignment to address geographic white spots » Strategic channel based sales strategy Total +LDD Growth in-line with underlying markets 98

• ITS is our core market, Buy America, Build America contributes to success • Aviation is the fastest growing opportunity • Mission-critical, impactful business • Long-term contracts with high renewal rate Key takeaways 99

INTERNATIONAL Judd Guthmiller | Vice President International

101 Video

INTERNATIONAL Judd Guthmiller | Vice President International

Global footprint Brookings, SD1 Ennistymon, Ireland France Spain Germany United Arab Emirates Saudi Arabia Singapore Australia Japan Macao UK Headquarters Sales / operations 1) Headquarters & plant Canada Country with video Installation 103 100+ Countries with video installations

Three strategic pillars will drive Daktronics's expansion in the international market where the firm captures <10% of the market and has plenty of room to grow

FY25 Daktronics International (Excl. China) market share [USD bn, %]


2.3
1.0
~1.1
~0.1
(<10%)
Total

Unaddresed TAM | Other players | Daktronics market share | SAM

1) Uses CY2024 SAM against FY2025 revenue

Action plan steps and impact	Revenue growth CAGR
Focus on high growth regions & segments	+MSD
Expand customer-centric offerings	+LSD
Establish new partnerships	+LSD
Total	+HSD

104

International core segments Large Sports Venues TransportationAdvertising 105

Sales strategy • Lean into Daktronics heritage and reputational power • Direct when appropriate; channel when reach is required • Leverage global manufacturing footprint • Domestic experience and expertise translate on an international level 106

• Global presence aligned with customer demand • High quality products with predictable performance • Positioned well to compete with "made in China" products sold outside U.S. • Proven execution on iconic complex projects Daktronics differentiators 107

Project or Customer Name Installation Location NBA/NFL Commercial Tourism International, positioned for growth 108

Project or Customer Name Installation Location NBA/NFL Commercial Tourism International, positioned for growth 109

Project or Customer Name Installation Location NBA/NFL Commercial Tourism International, positioned for growth 110

Key takeaways • Focus capital and resources on high growth regions and high profit market segments • Establish new partnerships in key territories • Focus on customer-centric products • Maintain high product performance predictability Concentrated growth Establish new growth levers Valued solutions • Leverage US driven expansions across additional countries • Capitalize on large global event driven growth opportunities 111

SERVICES & SOFTWARE Sarah Rose | Vice President Global Services

113 Video

SERVICES & SOFTWARE Sarah Rose | Vice President Global Services

Full lifecycle provider Service & support Repair & replace Software control & configuration Aftermarket services 115

Repeat customer lifecycle Services: aftermarket Aftermarket services 5~10-year product life ProfessionalTechnical Software 116

Services & software Customers rely on Daktronics services + software to ensure the high performance of their investment throughout the lifetime of their systems ProfessionalTechnical Software Aftermarket services 117

Customers • Professional sports teams • Schools (K–12 & higher ed) • Business Owners • Operators • System integrators • And many more 118

New England Patriots 119 SoftwareProfessionalTechnical The one-stop solution=100+ displays+20 years of service

Wawa 120 Service + software integrated for ease of use 20 years of service 13k displays + = IntegrationSoftwareTechnical

High schools 121 Supported by DakClassroom Powered by student crews 1M events a year + = SoftwareProfessionalTechnical

Differentiated capabilities • The one-stop solution • Software and subscriptions integrated for ease of use • Depth and scale of services • Technology combined with creativity LED DISPLAY CONTROL SOFTWARE HARDWARE ALL-IN-ONE SOLUTION STATS SCORING CONTENT SUPPORT 122

Expandable services Embedded with customers By combining our software and expert services, we are ... Centralize solutions + = Long-term profitable growth + 123

Increase paid software subscribers Drive professional services with Camino 8 Technical services pricing uplift Service growth leversRelative profitability of products, services, and software Professional services Technical services Increasing margins Software & service attachment Relative value Services maintains higher levels of profitability than original equipment (OE) – Growing services will be a key pillar for profitable growth for Daktronics 124

Q&A Ramesh Jayaraman President & Chief Executive Officer Howard Atkins Acting Chief Financial Officer & Chief Transformation Officer Jay Parker Vice President Live Events & Spectaculars Jeremy Johnson Vice President, Commercial High Schools, Park & Rec Jody Kress Vice President Project Realization Sarah Rose Vice President Global Services Judd Guthmiller Vice President International Spencer Degen Vice President Transportation 125

Short break 126 Please return in 10 minutes

Agenda

08:00am	**Registration & breakfast**		
	Investor relations housekeeping		
	Introductory remarks	Andrew Siegel	Chairman of the Board
	Corporate strategy	Ramesh Jayaraman	President & Chief Executive Officer
09:00am	**Business unit strategy**		
	Commercial, high schools, park & rec.	Jeremy Johnson	VP, Commercial, High Schools, Park & Rec.
	Live events & spectaculars	Jay Parker &	VP, Live Events & Spectaculars
		Jody Kress	VP, Project Realization
	Transportation	Spencer Degen	VP, Transportation
	International	Judd Guthmiller	VP, International
	Services	Sarah Rose	VP, Global Services
	Q&A		
10:45am	**Break**		
	Manufacturing network	Matt Kurtenbach	VP, Manufacturing
	Innovation	Brett Wendler	VP, Design & Development
	Financial summary & outlook	Howard Atkins	Acting CFO & Chief Transformation Officer
	Summary	Ramesh Jayaraman	President & Chief Executive Officer
	Q&A	All Presenters	
12:00pm	**Lunch**		

127

MANUFACTURING NETWORK Matt Kurtenbach| Vice President Manufacturing

Video129

MANUFACTURING NETWORK Matt Kurtenbach| Vice President Manufacturing

Global footprint Brookings, SD1 Sioux Falls, SD Redwood Falls, MN Shanghai, China Saltillo, Mexico 2 Ennistymon, Ireland Headquarters Manufacturing plants 1) Headquarters & plant 6 Manufacturing plants Country with video installation 2) Scheduled to go live in FY2027 131

Mexico factory Opening 2027 132

Global manufacturing, a strategic asset Lead time control Tailored solutions Quality and reliability Supply chain resiliency 133

Operational excellence Advanced factory automation Lean deployment Manufacturing network optimization Integrated strategic sourcing 134

Advanced automation • Process automation for repeatability and throughput • Targeted equipment upgrades in high-volume, high-precision areas • Workforce enablement to ensure adoption and consistency Focused investments that improve throughput, precision and scalability 135

Global lean system, locally executed Global standard Common operating principles across all manufacturing plants Local execution Foot-print specific decisions based on role, cost and customer needs Business impact Scalable impact across regions 136

Manufacturing footprint optimization • Cost Optimize total landed cost • Speed Improve responsiveness to customers • Resiliency Operate confidently across geopolitical environments A strategic lever for growth, margin & resistance 137

Integrated strategic sourcing 138 • Maximizing value across entire lifecycle • Providing a strategic profit lever • Managing spend

Manufacturing – fueling our growth 139

Brett Wendler | Vice President Design & Development INNOVATION

141 Video

Brett Wendler | Vice President Design & Development INNOVATION

Display systems Control software Tailored solutions Innovation drives quality & revenue 143

Tailored for the application 144

Tailored for the application 145

Tailored for the application 146

Tailored for the application 147

Tailored for the application 148

Tailored for the application 149

Display systems Control systems Tailored solutions Scalable & integrated solutions, tailored to the application Innovation drives quality & revenue 150

Professional sports Show control software Scaling solutions Large custom systems – professional operators 151

High school sports Show control software Scaling solutions Standard system – volunteer operators 152

• Image quality • System reliability and serviceability Why integration matters Accurate Unacceptable 153

Reliability engineering • Industry leading testing capabilities • Team of experts 154

Design for reliability 155

Industry & technology trends 156

Resolution trends

Display resolution increases as LED sizes get smaller, LED costs decrease, and processing technology improves.

15 mm


Gillette
STADIUM
Patriots
BL
Golden WHEAT
VISA

~1 Million Pixels

10 mm


Gillette STADIUM
VISA
JetBlue

~20 Million Pixels

3.9 mm


CLIPPERS WIN
CLIPPERS WIN
INTUIT DOME

~120 Million Pixels

Connecting with the audience — **NUMBER OF PIXELS** — Creating immersive experiences

480 SD	720 HD	1080 FULL HD	4K ULTRA HD	8K ULTRA HD
307,200 Pixels	921,600 Pixels	2,073,600 Pixels	8,294,400 Pixels	33,177,600 Pixels

157

DisplayScheduleCreate High-Level Process Flow Software is the key that unlocks a customer’s ability to deliver and enhance their message. Control software VS We are focused on making it easy to do all these things at scale. Display Network Advanced Scheduling Wide Range of Content Compounded Effort 158

Moving from stats to data-driven graphics Control software Time on ice Amplify the fan experience 159

160 Moving from stats to data-driven graphics Control software Camino 8

Change how we and our customers work Artificial intelligence Drives efficiency and productivity to market Accelerating software development Will simplify content creation and delivery 161

Higher resolution, larger canvas Easier storytelling across venues Lower power, longer life outdoor LCD alternative Scalable control & data integration FY 26-28 innovation priorities 162

Key development initiatives • LED expansion into outdoor LCD replacement • Next Gen Indoor video for Live Events and HSPR Display Software • Easy tools that enable customers to configure and build themselves • Data-driven content for high school & commercial customers • Advanced data driven graphics for event applications 163

• Amplify the experience and storytelling at scale • Scale solutions tailored to customer applications • End-to-end software and display integration that makes Daktronics the clear choice Innovation – technology driving outcomes 164

Howard Atkins | Chief Financial Officer (CFO) & Chief Transformation Officer (CTO) DRIVING EPS GROWTH

Revenue Growth | 7-10% CAGR » Value-based pricing » Revenue mix diversification » New products/software solutions Operating Margin|10-12% » Structural cost reduction across supply chain » High value investment in hardware and software development ROIC | 17-20% Tracking to target FY2025 FY2028 Disciplined growth, expanding margins, improving returns 166

Operating income growth over 3-year plan period 121 50 111 100 93 FY2025 FY2028 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 10% revenue growth CAGR, 12% OM 7% revenue growth CAGR, 12% OM 10% revenue growth CAGR, 10% OM 7% revenue growth CAGR, 10% OM FY25-FY28 scenario outcomes based on 7–10% revenue growth CAGR & 10–12% operating margin [USD m] 167

Earnings per share (EPS) Growth rate Operating margin 7% 8% 9% 10% 12% $1.74 $1.79 $1.84 $1.90 11% $1.60 $1.65 $1.70 $1.74 10% $1.46 $1.49 $1.54 $1.58 9% $1.30 $1.35 $1.40 $1.45 Assumptions • Constant share count: 49m • Effective tax rate: 22% Street estimates: $1.45/share – $1.55/share Scenario matrix FY2025-2028 168

Strategic growth • Organic growth in core • Software & services Innovation/commercialization • New vertical markets • International growth Operational excellence • Enhanced automation • Lean deployment • Manufacturing footprint optimization • Procurement efficiency Growth vs. Market • At or above TAM or SAM Pricing • Value-based pricing with disciplined execution • Selective price increases Tariffs • No tariff rate increases or decreases assumed • No refund benefit assumed Superior execution • Consistent delivery of the strategic plan The plan: key drivers 169

Today’s presenters Ramesh Jayaraman President & Chief Executive Officer Daktronics Industry <1 Yr 25 Yrs Howard Atkins Acting Chief Financial Officer & Chief Transformation Officer Daktronics Industry 3 Yrs 41 Yrs Brett Wendler Vice President Design and Development Daktronics Industry 33 Yrs 33 Yrs Jay Parker Vice President Live Events & Spectaculars Daktronics Industry 31 Yrs 39 Yrs Jeremy Johnson Vice President, Commercial High Schools, Park & Rec Daktronics Industry 30 Yrs 30 Yrs Sarah Rose Vice President Global Services Daktronics Industry 28 Yrs 28 Yrs Judd Guthmiller Vice President International Daktronics Industry 24 Yrs 24 Yrs Matt Kurtenbach Vice President Manufacturing Daktronics Industry 35 Yrs 35 Yrs Jody Kress Vice President Project Realization Daktronics Industry 30 Yrs 33 Yrs Spencer Degen Vice President Transportation Daktronics Industry 27 Yrs 27 Yrs 170

CLOSING COMMENTS Ramesh Jayaraman | President and CEO

Revenue growth | 7-10% CAGR » Value-based pricing » Revenue mix diversification » New products/software solutions Operating margin|10-12% » Structural cost reduction across supply chain » High value investment in hardware and software development ROIC | 17-20% Performance aligned executive compensation Tracking to target FY2025 FY2028 Disciplined growth, expanding margins, improving returns 172

Capital deployment priorities Continued organic investments Inorganic growth expansion Return excess capital to shareholders 1 2 3 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 82 97 134 132 128 137 150 144 Cash and cash equivalents [USD m] 173

Value creation roadmap

Strategic theme	Revenue growth CAGR	Margin improvement
1A Accelerate organic growth in core	+HSD% Growth in line with underlying markets	+LSD
1B Expand to new vertical markets	+LSD	+LSD
1C Software & services innovation and commercialization	+LSD	+LSD
1D International growth	+LSD	+LSD
2 Operational excellence	---	+LSD
Total	+HSD-LDD	+MSD

7-10% Revenue growth CAGR | 10-12% Operating margin | 17-20% ROIC

174

Management team 175 Ramesh Jayaraman President & Chief Executive Officer Brad Wiemann Executive Vice President Howard Atkins Acting Chief Financial Officer & Chief Transformation Officer Sheila Anderson Chief Data & Analytics Officer Bradley Drummond Vice President Strategy Brett Wendler Vice President Design & Development Jay Parker Vice President Live Events & Spectaculars Jeremy Johnson Vice President Commercial, High Schools, Park & Recreation Jody Kress Vice President Project Realization Judd Guthmiller Vice President International Matt Kurtenbach Vice President Manufacturing Paul Gilk Vice President Quality, Reliability, & Serviceability Rich Hintz Vice President Information Technology Sarah Rose Vice President Global Services Shawna Hanson General Counsel & Corporate Secretary Spencer Degen Vice President Transportation Walter Shaefer Vice President Human Resources

Q&A Ramesh Jayaraman President & Chief Executive Officer Howard Atkins Acting Chief Financial Officer & Chief Transformation Officer Jay Parker Vice President Live Events & Spectaculars Jeremy Johnson Vice President, Commercial High Schools, Park & Rec Jody Kress Vice President Project Realization Brett Wendler Vice President Design and Development Sarah Rose Vice President Global Services Judd Guthmiller Vice President International Matt Kurtenbach Vice President Manufacturing Spencer Degen Vice President Transportation 176 Disciplined growth, expanding margins, improving returns

Look up and see Daktronics